UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Real Estate Income Trust, Inc. (which may be referred to herein as the “Registrant,” the “Company,” “we,” “our” or “us”) hereby amends the Current Report on Form 8-K filed on October 6, 2015 (the “Original Report”) to provide the required financial information relating to our acquisition of Settlers Ridge, located in Pittsburgh, Pennsylvania and Milford Marketplace, located in Milford, Connecticut, as described in the Original Report.

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of business acquired

Settlers Ridge and Milford Marketplace	Page

Independent Auditors’ Report	F-1

Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2015 (unaudited) and year ended December 31, 2014	F-2

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2015 (unaudited) and year ended December 31, 2014	F-3

(b)   Pro forma financial information

(d)   Exhibits

                 Exhibit No.      Description

                    23.1               Consent of KPMG LLP

Index to Financial Statements

Page
Settlers Ridge and Milford Marketplace

Independent Auditors’ Report	F-1

Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2015 (unaudited) and year ended December 31, 2014	F-2

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2015 (unaudited) and year ended December 31, 2014	F-3

Inland Real Estate Income Trust, Inc.

Pro Forma Consolidated Balance Sheet as of September 30, 2015 (unaudited)	F-6

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2015 (unaudited)	F-8

Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the nine months ended September 30, 2015 (unaudited)	F-10

Notes to Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the nine months ended September 30, 2015 (unaudited)	F-12

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)	F-14

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)	F-16

Independent Auditors' Report

The Board of Directors

Inland Real Estate Income Trust, Inc.:

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses of Settlers Ridge and Milford Marketplace for the year ended December 31, 2014, and the related notes (the combined historical summary).

Management’s Responsibility for the Combined Historical Summary

Management is responsible for the preparation and fair presentation of this combined historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined historical summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined historical summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Settlers Ridge and Milford Marketplace for the year ended December 31, 2014, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the combined historical summary, which describes that the accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Inland Real Estate Income Trust, Inc.) and is not intended to be a complete presentation of Settlers Ridge and Milford Marketplace’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

December 16, 2015

SETTLERS RIDGE AND MILFORD MARKETPLACE

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2015 (unaudited)

and Year Ended December 31, 2014

	Nine Months Ended September 30, 2015 (unaudited)	Year Ended December 31, 2014
Gross income:
Rental income	$9,223,014	$12,348,193
Operating expense, insurance and real estate tax recoveries	3,062,591	3,905,499
Other property income	40,227	45,209
Total gross income	12,325,832	16,298,901
Direct operating expenses
Property operating expenses	3,564,747	4,241,929
Real estate taxes	1,214,635	1,603,578
Total direct operating expenses	4,779,382	5,845,507
Excess of gross income over direct operating expenses	$7,546,450	$10,453,394

See accompanying notes to combined historical summary of gross income and direct operating expenses.

SETTLERS RIDGE AND MILFORD MARKETPLACE

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2015 (unaudited)

and Year Ended December 31, 2014

(1) Business

On October 1, 2015, Inland Real Estate Income Trust, Inc. (the “Company”) indirectly acquired interests in the following group of retail properties (the “Properties”).

Property Name	Location	Square Feet (unaudited)	Number of Tenants
Settlers Ridge	Pittsburgh, PA	472,572	43
Milford Marketplace	Milford, CT	112,257	21

The Company acquired all of the general partner and limited partner interests in limited partnerships that collectively own a fee simple interest in Settlers Ridge from CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, and Settlers Ridge Management LP, LLC, unaffiliated parties. Also, the Company, through a wholly owned subsidiary, acquired a ground lease interest in Milford Marketplace from O’Connor/Realvest Milford LLC, an unaffiliated third party. The ground lease expires June 30, 2037. The properties are presented on a combined basis, because they were acquired from entities under common control.

(2) Basis of Presentation

The Combined Historical Summary of Gross Income and Direct Operating Expenses (the “Combined Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (the “SEC”) Regulation S-X and for inclusion in the Form 8-K/A of Inland Real Estate Income Trust, Inc., to be filed with the SEC and is not intended to be a complete presentation of the Properties’ revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Combined Historical Summary for the nine months ended September 30, 2015 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of the Company, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.

A Combined Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Properties were acquired from an unaffiliated party; and (2) based on due diligence of the Properties conducted by the Company, management is not aware of any material factors related to the Properties that would cause this financial information not to be indicative of future operating results. The Combined Historical Summary for the nine months ended September 30, 2015 is not necessarily indicative of the expected results for the entire year ended December 31, 2015.

SETTLERS RIDGE AND MILFORD MARKETPLACE

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2015 (unaudited)

and Year Ended December 31, 2014

(3) Gross Income

The Company leases retail space at the Properties under various lease agreements with tenants. All leases are accounted for as operating leases. The leases include provisions under which the Company is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. If collectability issues exist, rental income may be recognized on a cash basis. Related adjustments increased base rental income by $92,341 (unaudited) for the nine months ended September 30, 2015 and increased base rental income by $360,901 for the year ended December 31, 2014.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from under one year to approximately 20 years, as of December 31, 2014, are as follows:

Year:	Minimum Lease Payments
2015	$12,292,627
2016	12,403,014
2017	12,351,572
2018	11,123,992
2019	10,647,744
Thereafter	56,533,699
$115,352,648

SETTLERS RIDGE AND MILFORD MARKETPLACE

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2015 (unaudited)

and Year Ended December 31, 2014

(4) Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed are excluded from the Combined Historical Summary. Although the ground lease includes increases in minimum lease payments over the term of the lease, ground lease rental expense accrues on a straight-line basis. Related adjustments increased property operating expenses by $160,837 (unaudited) for the nine months ended September 30, 2015 and by $214,449 for the year ended December 31, 2014.

Minimum lease payments under the ground lease, which expires June 30, 2037, as of December 31, 2014, are as follows:

Year:	Minimum Lease Payments
2015	$1,078,143
2016	1,078,143
2017	1,108,947
2018	1,139,751
2019	1,139,751
Thereafter	23,876,299
$29,421,034

(5) Management Fees

The sellers of the Properties incurred management fees of $368,587 (unaudited) and $486,472, which are included in property operating expenses for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.

(6) Subsequent Events

Subsequent to September 30, 2015, and through December 16, 2015, the date through which management evaluated subsequent events and on which date the Combined Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

September 30, 2015

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on September 30, 2015.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2015, nor does it purport to represent the Company’s future financial position. Pro forma adjustments have been made for the acquisition of Settlers Ridge and Milford Marketplace, which were acquired on October 1, 2015.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

September 30, 2015

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
ASSETS
Net investment properties (C)	$762,590	$160,295	$922,885
Cash and cash equivalents (D)	253,531	(173,200)	80,331
Accounts and rent receivable	5,778	—	5,778
Acquired lease intangibles, net (C) (E)	98,764	34,832	133,596
Deferred costs, net	3,363	—	3,363
Other assets	6,721	—	6,721
Total assets	$1,130,747	$21,927	$1,152,674

LIABILITIES AND EQUITY
Liabilities:
Mortgage and credit facilities payable	$399,762	$—	$399,762
Accounts payable and accrued expenses (G)	8,108	3,758	11,866
Distributions payable	3,921	—	3,921
Acquired below market lease intangibles, net (E)	34,453	21,927	56,380
Deferred investment property acquisition obligations	2,562	—	2,562
Due to related parties	2,144	—	2,144
Other liabilities	10,505	—	10,505
Total liabilities	461,455	25,685	487,140

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	—	—	—
Common stock, $.001 par value, 1,460,000,000 shares authorized, 81,538,876 shares issued and outstanding (F)	82	—	82
Additional paid in capital (F)	732,148	—	732,148
Accumulated distributions and net loss (G)	(58,003)	(3,758)	(61,761)
Accumulated other comprehensive loss	(4,935)	—	(4,935)
Total stockholder’s equity	669,292	(3,758)	665,534
Total liabilities and stockholders’ equity	$1,130,747	$21,927	$1,152,674

See accompanying notes to pro forma consolidated balance sheet.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2015

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2015 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	The pro forma adjustments column includes adjustments related to the acquisition of the Properties on October 1, 2015 and is detailed below as follows:

Property Name	Net investment properties	Intangible assets, net	Intangible liabilities, net
Settlers Ridge	$124,350	$28,472	$(13,671)
Milford Marketplace	35,945	6,360	(8,256)
Total	$160,295	$34,832	$(21,927)

(C)	The pro forma adjustments reflect the acquisition of the Properties by the Company. No pro forma adjustments have been made for prorations as the amounts are not significant.

(D)	The purchase of the Properties was funded by cash on hand. Pro forma cash adjustment of $(173,200) represents the pro forma net acquisition price of investments in real estate.

Property Name	Land	Buildings and improvements	Acquired lease intangibles	Acquired below market lease intangibles	Total
Settlers Ridge	$25,989	$98,360	$28,472	$(13,671)	$139,150
Milford Marketplace	—	35,946	6,360	(8,256)	34,050
Total	$25,989	$134,306	$34,832	$(21,927)	$173,200

Allocations are preliminary and subject to change.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2015

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

(E)	Acquired lease intangibles represent above and below market leases and the difference between the Properties valued with existing in-place leases and the Properties valued as if vacant. The value of the acquired intangibles will be amortized over the lease term. Allocations are preliminary and are subject to change.

(F)	Offering proceeds are based on offering proceeds actually received as of September 30, 2015. No pro forma adjustments have been made as no additional proceeds were raised or distributions made by the Company in order to finance the acquisition.

(G)	The pro forma adjustments reflect acquisition related costs for the acquisition of the Properties. The amount accrued includes an acquisition fee due to IREIT Business Manager & Advisor, Inc. The amount due is calculated based upon 1.5% of the purchase price.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations and Comprehensive Loss

For the nine months ended September 30, 2015

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss is presented to give effect to the acquisition of the Properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations and Comprehensive Loss as though they occurred on January 1, 2014. Pro forma adjustments have been made for the acquisition of the Properties.

This unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2015, nor does it purport to represent the Company’s future results of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations and Comprehensive Loss

For the nine months ended September 30, 2015

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$39,738	$9,403	$49,141
Tenant recovery income	9,826	3,062	12,888
Other property income	152	40	192
Total income	49,716	12,505	62,221

Property operating expenses (D)	7,093	3,683	10,776
Real estate tax expense	5,801	1,215	7,016
General and administrative expenses	2,669	—	2,669
Acquisition related costs (E)	5,941	(74)	5,867
Business management fee (F)	3,551	844	4,395
Depreciation and amortization (C)	22,616	5,572	28,188
Total expenses	47,671	11,240	58,911
Operating income	2,045	1,265	3,310

Interest expense	(6,477)	—	(6,477)
Interest and other income	165	—	165
Equity in loss of unconsolidated entity	(118)	—	(118)
Net (loss) income	$(4,385)	$1,265	$(3,120)

Net loss per share, basic and diluted	$(0.07)		$(0.04)

Weighted average number of common shares outstanding, basic and diluted (G)	63,876,871		81,538,876

Comprehensive (loss) income:
Net (loss) income	$(4,385)	$1,265	$(3,120)
Unrealized loss on derivatives	(5,114)	—	(5,114)
Reclassification adjustment for amounts recognized in net (loss) income	1,707	—	1,707
Comprehensive (loss) income	$(7,792)	$1,265	$(6,527)

See accompanying notes to pro forma consolidated statement of operations and comprehensive loss.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations and Comprehensive Loss

For the nine months ended September 30, 2015

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations and Comprehensive Loss for the nine months ended September 30, 2015 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for acquisitions consummated through the date of this filing are as though the Properties were acquired January 1, 2014. Pro forma adjustments have been made for the acquisition of the Properties. Total income, property operating expenses and real estate taxes for the nine months September 30, 2015 is based on information provided by the sellers of Settlers Ridge and Milford Marketplace.

The pro forma adjustments for the nine months ended September 30, 2015 are composed of the following adjustments:

	Settlers Ridge	Milford Marketplace
Rental income	$6,320	$3,083
Tenant recovery income	2,265	797
Other property income	40	—
Total income	8,625	3,880

Property operating expenses	2,202	1,481
Real estate taxes	807	408
Depreciation and amortization	4,084	1,488
Total expenses	7,093	3,377

Operating income	1,532	503

Net income	$1,532	$503

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations and Comprehensive Loss

For the nine months ended September 30, 2015

(Unaudited)

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 1.9% to 3.9% of gross revenues and are also included in property operating expenses.

(E)	Acquisition related costs associated with Settlers Ridge and Milford Marketplace that are included in (A) are adjusted to be removed in (B).

(F)	The business management fee is calculated at the annual rate of 0.65% of the Company’s average invested assets pursuant to the business management agreement and is due to IREIT Business Manager & Advisor, Inc.

(G)	The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2015 was calculated assuming all shares sold through September 30, 2015 were issued on January 1, 2014.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisition of the Properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2014. Pro forma adjustments have been made for the acquisition of Settlers Ridge and Milford Marketplace.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2014, nor does it purport to represent the Company’s future results of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$14,932	$12,536	$27,468
Tenant recovery income	3,959	3,906	7,865
Other property income	55	45	100
Total income	18,946	16,487	35,433

Property operating expenses (D)	2,699	4,399	7,098
Real estate tax expense	2,068	1,604	3,672
General and administrative expenses	2,427	—	2,427
Acquisition related costs	5,139	—	5,139
Business management fee (E)	773	1,126	1,899
Depreciation and amortization (C)	7,679	7,430	15,109
Total expenses	20,785	14,559	35,344
Operating (loss) income	(1,839)	1,928	89

Interest expense	(2,622)	—	(2,622)
Interest income	95	—	95
Equity in earnings of unconsolidated entity	10	—	10
Net (loss) income	$(4,356)	$1,928	$(2,428)

Net loss per common share, basic and diluted	$(0.21)		$(0.03)

Weighted average number of common shares outstanding, basic and diluted (F)	20,565,940		81,538,876

See accompanying notes to pro forma consolidated statement of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for acquisitions consummated through the date of this filing are as though the Properties were acquired January 1, 2014. Pro forma adjustments have been made for the acquisition of Settlers Ridge and Milford Marketplace.
Total income, property operating expenses and real estate taxes for the year ended December 31, 2014 is based on information provided by the sellers of the Properties.

The pro forma adjustments for the year ended December 31, 2014 are composed of the following adjustments:

	Settlers Ridge	Milford Marketplace
Rental income	$8,426	$4,110
Tenant recovery income	2,846	1,060
Other property income	45	—
Total income	11,317	5,170

Property operating expenses	2,430	1,969
Real estate taxes	1,072	532
Depreciation and amortization	5,446	1,984
Total expenses	8,948	4,485

Operating income	2,369	685

Net income	$2,369	$685

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(Dollar amounts in thousands, except per share amounts)

(Unaudited)

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 1.9% to 3.9% of gross revenues and are also included in property operating expenses.

(E)	The business management fee is calculated at the annual rate of 0.65% of the Company’s average invested assets pursuant to the business management agreement and is due to IREIT Business Manager & Advisor, Inc.

(F)	The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2014 was calculated assuming all shares sold through September 30, 2015 were issued on January 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	December 16, 2015	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.         Description

   23.1                  Consent of KPMG LLP